UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 2, 2026

Mirion Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39352	83-0974996
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1218 Menlo Drive
Atlanta, Georgia 30318
(Address of Principal Executive Offices)

(770) 432-2744
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MIR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 2, 2026, Mirion Technologies, Inc. (the "Company") entered into a letter agreement and a secondment addendum with Mr. Loïc Eloy, the Company's President, Nuclear & Safety Group and named executive officer, in connection with his expatriation assignment and secondment from France to the United States. He will continue to report to Thomas D. Logan, Chief Executive Officer of the Company.
During the assignment, Mr. Eloy will receive an annual base salary of USD 415,000 and remain eligible to participate in the Company's annual executive bonus program, with a target bonus opportunity equal to 50% of his base salary.
The Company will also provide Mr. Eloy with customary expatriation-related benefits, including housing, relocation, education, travel, tax and social protection benefits. The assignment is expected to commence following receipt of required work authorization and continue for an initial 12-month term, extendable by mutual written agreement up to an aggregate of 36 months.
The foregoing description of the letter agreement and secondment addendum does not purport to be complete and is qualified in its entirety by reference to the full text of the letter agreement and secondment addendum, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
EXHIBIT INDEX

Exhibit Number	Description
10.1*	Letter agreement, dated July 2, 2026, by and between Mirion Technologies, Inc. and Loïc Eloy
10.2*	Secondment Addendum, dated July 2, 2026, by and among Mirion Technologies (MGPI) SAS, Mirion Technologies, Inc. and Loïc Eloy
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2026

Mirion Technologies, Inc.
By:    /s/ Brian Schopfer
Name:    Brian Schopfer
Title:    Chief Financial Officer